COLUMBIA SMALL CAP GROWTH FUND, INC.
                                  (THE "FUND")


                      SUPPLEMENT TO THE CLASS Z PROSPECTUS


The "Principal Investment Strategies" section of the prospectus has been amended to add the following sentence to the beginning of the first paragraph:

         "In achieving its investment objective, the Fund will focus on growth stocks."












172-36/944P-1003                                                October 13, 2003